Exhibit 99.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-KSB/A-2 of U.S. Gold Corporation, a Colorado Corporation (the "Company") for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned officers of the Company does hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 202, that to the best of our knowledge:

        (1)     the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 5, 2003

/s/ William W. Reid
William W. Reid
Chief Executive Officer, President and Chairman of the Board of
Directors

/s/William F. Pass
William F. Pass
Chief Financial Officer, Vice President and Secretary